Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2020
Summary of Significant Accounting Policies
Basis of Presentation and Consolidation

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with GAAP. The consolidated financial statements include the accounts of all subsidiaries, all of which are wholly owned.

The consolidated financial statements include the accounts of the Company and its subsidiaries for the years ended December 31, 2020, December 31, 2019 and December 31, 2018. Intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from the Company’s estimates. Estimates are periodically reviewed in light of changes in circumstances, facts and experience. Changes in estimates are recorded in the period in which they become known. Significant estimates and assumptions reflected in these consolidated financial statements include, but are not limited to revenue recognition, recoverability of long-lived assets, goodwill, valuation of debt instruments, valuation of stock-based compensation awards and income taxes.

COVID-19

COVID‑19

COVID‑19 has negatively impacted our business, results of operations and financial condition during 2020. Effects from COVID‑19 began to impact our business in first quarter 2020 with various federal, state, and local governments and private entities mandating restrictions on travel, restrictions on public gatherings, closure of non-essential commerce, and shelter in place orders. The Company experienced an approximately 4.6% decline in revenues for the year ended December 31, 2020 compared to 2019 primarily due to reduced volume from customers as a result of restrictions on elective medical procedures and non-essential medical services. The extent of the ultimate impact will depend on the severity and duration of the pandemic. Future developments are highly uncertain, including the widespread availability and distribution of COVID‑19 vaccines, the emergence of highly contagious variants, and any actions taken by federal, state and local governments such as economic relief efforts, as well as U.S. and global economies and consumer behavior and health care utilization patterns. See Note 9 Long-Term Debt for discussion of our precautionary measures to ensure our cash flow requirements were met and Note 12 Income Taxes for discussion on the impact of the CARES Act.

Segment Reporting

Segment Reporting

Operating segments are defined as components of an entity for which separate financial information is available and regularly reviewed by the chief operating decision maker. The Company manages its operations as a single segment for the purposes of assessing performance and making decisions. The Company’s singular focus is being a leading value-added provider of data analytics and technology-enabled end-to-end cost management, payment and revenue integrity solutions to the U.S. healthcare industry.

In addition, all of the Company’s revenues and long-lived assets are attributable to operations in the United States for all periods presented.

Business Combinations

Business Combinations

The Company determines whether substantially all the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets. If this threshold is met, the set is not a business. If it is not met, the Company then evaluates whether the set meets the requirement that a business include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create outputs.

Business combinations are accounted for using the acquisition method at the acquisition date, which is when control is obtained. The consideration transferred is generally measured at fair value, as are the identifiable assets acquired and liabilities assumed. During the one-year period following the acquisition date, if an adjustment is identified based on new information about facts and circumstances that existed as of the acquisition date, the Company will record measurement-period adjustments related to the acquisitions in the period in which the adjustment is identified.

Goodwill is measured at the acquisition date as the fair value of the consideration transferred (including, if applicable, the fair value of any previously held equity interest and any non-controlling interests) less the net recognized amount (which is generally the fair value) of the identifiable assets acquired and liabilities assumed.

Transaction costs, other than those associated with the issuance of debt or equity securities incurred in connection with a business combination, are expensed as incurred and included in general and administrative expenses in the accompanying consolidated statements of (loss) income and comprehensive (loss) income.

Cash and Cash Equivalents

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The carrying amount of these investments approximates fair value due to the short maturity of those investments. The Company had deposits in a major financial institution that exceeded Federal Deposit Insurance Corporation insurance limits. Management believes the credit risk related to these deposits is minimal.

Accounts Receivable

Accounts Receivable

Accounts receivable are stated at the net amount expected to be collected, using an expected loss methodology that is referred to as the CECL.

Prior to January 1, 2020, accounts receivable was stated at net realizable value, net of allowances for doubtful accounts and constraints on variable consideration.

Allowance for Doubtful Accounts

Allowance for Doubtful Accounts

The Company is paid for virtually all of its services by insurance companies, third-party administrators and employers. Management estimates constraints on variable consideration for anticipated contractual billing adjustments that its clients or the Company may make to invoiced amounts, refer to Revenue Recognition accounting policies for additional detail. Management also maintains allowances for doubtful accounts for estimated losses resulting from the Company’s clients’ inability to make required payments. The Company establishes an allowance for doubtful accounts based upon a specific customer’s credit risk.

The following table details the changes in the allowance for doubtful accounts:

(in thousands)	2020	2019	2018
Allowance as of January 1,	$408	$529	$579
Provision for doubtful accounts	58	—	—
Write-offs of uncollectible receivables	—	(121)	(50)
Allowance as of December 31,	$466	$408	$529

Management regularly evaluates the adequacy of the assumptions used in determining these allowances and adjusts as necessary. Changes in estimates are recognized in the period in which they are determined. Management writes off accounts after all substantial collection efforts have failed and any resulting losses are included in general and administrative expenses within our consolidated statements of (loss) income and comprehensive (loss) income.

Property and Equipment

Property and Equipment

Property and equipment are stated at historical cost less accumulated depreciation and accumulated impairment losses, if any. Major expenditures for property and equipment and those that substantially increase useful lives are capitalized. Direct internal and external costs of developing software for internal use, including programming and enhancements, are capitalized and amortized over the estimated useful lives once the software is ready for its intended use. Software training costs, maintenance and repairs are expensed as incurred. When assets are sold or otherwise disposed of, costs and related accumulated depreciation are removed from the financial statements and any resulting gains or losses are included in costs of goods sold and general and administrative expenses within our consolidated statements of (loss) income and comprehensive (loss) income.

The Company provides for depreciation and amortization on property and equipment using the straight-line method to allocate the cost of depreciable assets over their estimated lives as follows:

Asset Classification	Estimated Used Life
Leasehold improvements	The shorter of the life of lease or asset life, 5 – 15 years
Furniture and equipment	5 – 7 years
Computer hardware	3 – 5 years
Computer software	3 – 5 years

Internal-use software development costs incurred in the preliminary project stage are expensed as incurred; costs incurred in the application and development stage, which meet the capitalization criteria, are capitalized and amortized on a straight-line basis over the estimated useful life of the asset, generally five years; and costs incurred in the post-implementation/operations stage are expensed as incurred.

Leases

Leases

Effective January 1, 2019, the Company adopted the new lease accounting standard issued by the FASB ASC 842, which requires the recording of operating lease ROU assets and operating lease liabilities. Finance leases were not impacted by the adoption of ASC 842, as finance lease liabilities and the corresponding assets under capital leases were already recorded on the balance sheet under the previous guidance, ASC Topic 840.

The Company adopted this new accounting standard on a modified retrospective basis using a simplified transition approach. As a result, comparative financial information was not restated and continues to be reported under the accounting standards in effect for those periods. Additionally, we elected the package of practical expedients permitted under the transition guidance within the new standard, which allowed us to carry forward (1) our historical lease classification and assessments for expired and existing leases, and (2) our historical accounting for initial direct costs for existing leases. We elected not to record on the consolidated balance sheets any lease whose term is 12 months or less and does not include a purchase option that we are reasonably certain to exercise. We also elected to account for the non-lease components within our leases as part of the single lease component to which they are related. The adoption of the standard resulted in the recognition of operating lease right-of-use assets and operating lease liabilities of $35.7 million and $38.1 million, respectively, as of January 1, 2019. Included in the measurement of the right-of-use assets is the reclassification of certain balances including those historically recorded as prepaid or deferred rent.

Substantially all of our operating leases are related to office space we lease in various buildings for our own use. The terms of these non-cancelable operating leases typically require us to pay rent and a share of operating expenses and real estate taxes. We also lease equipment under both operating and finance lease arrangements. Our lease agreements do not contain any material residual value guarantees or material restrictive covenants.

ROU assets represent the Company’s right to control the use of the underlying assets for the lease term and lease liabilities represent the Company’s obligations to make lease payments arising from the Company’s portfolio of leases. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future lease payments over the lease term beginning at the lease commencement date. The lease term is the noncancelable period of the lease, and includes any renewal and termination options we are reasonably certain to exercise. The reasonably certain threshold is evaluated at lease commencement and is typically met if substantial economic incentives or termination penalties are identified. The operating lease ROU assets are adjusted for lease incentives, any lease payments made prior to the commencement date and initial direct costs, if incurred. Our leases generally do not include an implicit rate; therefore, we use an incremental borrowing rate based on information available at the lease commencement date in determining the present value of future lease payments. The incremental borrowing rate is determined using an approach based on the rate of interest that the lessee would pay to borrow on a collateralized basis over a similar term at an amount equal to the lease payments in a similar economic environment. We utilized a market-based approach to estimate the incremental borrowing rate for each individual lease. The lease expense for our operating leases is recognized on a straight-line basis over the lease term and is included in cost of services or general and administrative expenses in our consolidated statements of (loss) income and comprehensive (loss) income.

Finance leases are included in property and equipment, net and long-term debt on our consolidated balance sheets. Our finance leases are not material to the financial statements as a whole.

Leases with an initial term of 12 months or less are not recorded on the balance sheet; lease expense is recognized for these short-term leases on a straight-line basis over the lease term.

Accounting Policy Applicable Prior to January 1, 2019

Assets held under capital leases are included in property and equipment, net. Operating lease rentals are expensed on a straight-line basis over the life of the lease beginning on the date we take possession of the property. At lease inception, we determine the lease term by assuming the exercise of those renewal options that are reasonably assured. The exercise of lease renewal options is at our sole discretion. The lease term is used to determine whether a lease is capital or operating and is used to calculate straight-line rent expense. Additionally, the depreciable life of leased assets and leasehold improvements is limited by the expected lease term.

See Note 7 Leases for additional information on leases.

Goodwill and Other Intangible Assets

Goodwill and Other Intangible Assets

Goodwill is calculated as the excess of the purchase price in an acquisition over the fair value of identifiable net assets acquired. Acquired intangible assets are separately recognized if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented, or exchanged, regardless of the Company’s intent to do so.

The Company assessed the impairment of its goodwill and indefinite-lived intangible assets at least annually on June 30 and whenever events or changes in circumstances indicate that the carrying value may not be recoverable. During the fourth quarter of fiscal 2020, the Company changed the date of its annual goodwill impairment test from June 30 to November 1. The change was made to more closely align the impairment testing date with the Company’s long-term planning and forecasting process. The change in the annual impairment testing date did not delay, accelerate or avoid an impairment charge. The Company has determined this change in accounting principle is preferable. It is impracticable to determine the cumulative effect of this change to any prior period because the Company would not be able to distinguish objectively whether the significant estimates used in this process would have been available in prior periods without the use of hindsight; the Company will apply the effects of this change prospectively.

Important factors that may trigger an impairment review include but are not limited to:

•	significant underperformance relative to expected historical or projected future operating results;
•	significant changes in the manner of use of the acquired assets or the strategy for the overall business;
•	significant negative industry or economic trends; and
•	significant decline in the Company’s estimated enterprise value relative to carrying value.

The Company is required to write down its goodwill and indefinite-lived intangible assets if they are determined to be impaired. The Company tests its goodwill for impairment on a reporting unit basis. A reporting unit is the operating segment unless, at businesses one level below the operating segment (the component level), discrete financial information is prepared and regularly reviewed by management and the businesses are not otherwise aggregated due to having certain common characteristics, in which case such component is the reporting unit.

We have the option to assess goodwill for impairment by initially performing a qualitative assessment to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount. If we determine that it is not more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, then the quantitative goodwill impairment test is not required to be performed. If we determine that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, or if we do not elect the option to perform an initial qualitative assessment, we perform a quantitative goodwill impairment test. In the quantitative impairment test, we calculate the estimated fair value of the reporting unit using a (i) discounted cash flow analysis, (ii) comparable public company analysis and (iii) comparable acquisitions analysis, giving equal weight to the three approaches. If the carrying amount of the reporting unit after all of the reporting unit’s other assets (excluding goodwill) have been adjusted for impairment exceeds the estimated fair value, an impairment charge is recorded for the amount that its carrying amount, including goodwill, exceeds its fair value, limited to the total amount of goodwill allocated to that reporting unit.

Indefinite-lived intangible assets, such as certain trademarks with indefinite lives, are subject to an impairment review annually and whenever indicators of impairment exist. We have the option to assess indefinite-lived intangible assets for impairment by first performing qualitative assessments to determine whether it is more-likely-than-not that the fair values of the indefinite-lived intangible assets are less than the carrying amounts. If we determine that it is more-likely-than-not that an indefinite-lived intangible asset is impaired, or if we elect not to perform an initial qualitative assessment, we then perform the quantitative impairment test by comparing the fair value of the indefinite-lived intangible asset with its carrying amount. If the carrying amount exceeds the fair value of the indefinite-lived intangible asset, we write the carrying amount down to the fair value.

We performed our 2020 qualitative impairment assessment of goodwill and intangible assets and determined that no impairment existed as of November 1, 2020. No goodwill or indefinite-lived intangible asset impairment was identified in any of the periods presented. The Company’s management is not aware of any triggering events subsequent to the impairment review, and management concludes no impairment exists as of December 31, 2020.

The value of definite-lived intangible assets are recorded at their acquisition date fair value and amortized on a straight-line basis over their estimated lives. The Company tests definite-lived intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. We measure recoverability of these assets by comparing the carrying amounts to the future undiscounted cash flows that the assets or the asset group are expected to generate. If the assets are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the asset exceeds its fair market value. No definite-lived intangible asset impairment was identified in any of the periods presented.

Following is a summary of the range of estimated useful life of other intangible assets:

Asset Classification	Range of Estimated Useful Life
Client relationships	10 to 15 years
Provider Network	15 years
Technology	5 years
Trade Names	10 years to indefinite

The Company adopted ASU 2017‑04, Intangibles — Goodwill and Other (Topic 350) — Simplifying the Test for Goodwill Impairment, for the year ended December 31, 2018.

See Note 8 Goodwill and Other Intangible Assets for additional information.

Revenue Recognition

Revenue Recognition

On January 1, 2018, the Company adopted the new revenue accounting standard issued by the FASB ASC 606 using the modified retrospective method applied to those contracts which were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under ASC Topic 606. All revenue recognized in the consolidated statements of (loss) income and comprehensive (loss) income is considered to be revenue from contracts with customers.

Revenue is generated from the compensation received from healthcare cost payors in exchange for various cost management services and solutions. Our service offerings include the following: (i) Network-Based Solutions that process claims at a discount compared to billed fee-for-service rates and using an extensive network, (ii) Analytics-Based Solutions that use its leading and proprietary information technology platform to offer clients Analytics-Based Solutions to reduce medical costs and (iii) Payment Integrity Solutions that use data, technology and clinical expertise to identify improper, unnecessary and excessive charges. Compensation from payors includes (1) commissions received for each claim based on the PSAV achieved compared to the providers’ billed fee-for service rates and (2) fees for standing ready to provide cost management solutions for each covered member, which are based on a PEPM.

Our performance obligation to the customer for a PSAV arrangement is the cost management services provided for each submitted claim regardless of the service offering used to achieve savings, as they are not distinct in the context of the contract. Our performance obligation for PEPM arrangements is to stand ready to process and achieve savings for all covered members each month.

For services performed under a PSAV arrangement, the Company enters into a contract with the customer once the claim is submitted. Revenue under a PSAV arrangement is entirely variable and estimated using the expected value method obtained by applying the contractual rates to the materialized savings that can be reliably estimated leveraging extensive historical data of results obtained for claims of similar nature. Revenue is recognized at a point in time where the customer obtains control over the service promised by the Company, which generally occurs when the Company successfully transfers the savings for the claim to the customer. Judgment is not typically required when assessing whether the savings have materialized.

Fees from customers for standing ready to provide cost management solutions for each customer’s members each month vary depending on the number of employees covered each month. PEPM contracts represent a series of performance obligations to stand ready to provide cost management solutions to our customers’ covered employees on a monthly basis with each time increment representing a distinct service. We recognize revenue over time using the time elapsed output method. In accordance with the series guidance, we allocate variable consideration to the period to which the fees relate.

Variable consideration is estimated using the expected value method based on our historical experience and best judgment at the time. Due to the nature of our arrangements, certain estimates may be constrained if it is probable that a significant reversal of revenue will occur when the uncertainty is resolved. For our PSAV contracts, portions of revenue that is recognized and collected in a reporting period may be returned or credited in subsequent periods. These credits are the result of payors not utilizing the discounts that were initially calculated, or differences between the Company’s estimates of savings achieved for a customer and the amounts self-reported in the following month by that same customer. Significant judgment is used when assessing whether estimates of variable consideration are constrained and these estimates are calculated based upon both client-specific and aggregated factors that include historical billing and adjustment data, client contract terms, and performance guarantees. When assessing the estimate of variable consideration, the period of historical experience considered as part of the expected value method requires significant management judgment. We update our estimates at the end of each reporting period as additional information becomes available.

The timing of payments from customers from time to time generates contract assets or contract liabilities, however these amounts are immaterial in all periods presented.

Payment terms vary on a contract-by-contract basis, although terms generally include a requirement of payment within 15 to 30 days. We do not have any significant financing components in our contracts with customers.

The Company expenses sales commissions and other costs to obtain a contract when incurred, because our commissions are deemed contingent on factors broader than the simple intention of the contracts and cannot be considered directly incremental. These costs are recorded within selling, general and administrative expenses.

Practical Expedients and Accounting Policy Elections

The Company excludes sales taxes and other similar taxes from the measurement of the transaction price.

The Company does not disclose the value of unsatisfied performance obligations, nor do we disclose the timing of revenue recognition for contracts with an original expected length of one year or less.

The Company uses a portfolio approach when estimating the amount of consideration it expects to receive from certain classes of customer contracts with similar characteristics, and expects that the difference from applying the new revenue standard to a portfolio of contracts as compared to an individual contract would not result in a material effect on the financial statements.

Disaggregation of Revenue

The following table presents revenues disaggregated by services and contract types:

	For the Year Ended December 31,
(in thousands)	2020	2019	2018
Revenues
Network Services	$271,262	$314,510	$363,510
PSAV	208,276	249,095	289,874
PEPM	55,301	56,841	60,950
Other	7,685	8,574	12,686
Analytic-Based Services	564,661	561,525	584,998
PSAV	560,981	560,675	584,453
PEPM	3,680	850	545
Payment Integrity Services	101,840	106,866	92,375
PSAV	101,753	106,782	92,223
PEPM	87	84	152
Total Revenues	$937,763	$982,901	$1,040,883

Costs of Services

Costs of Services

Costs of services consist of all costs specifically associated with claims processing activities for customers, sales and marketing and the development and maintenance of the Company’s networks and analytics-based solutions.

Insurance

Insurance

The Company employs various risk transfer methodologies in dealing with the various insurance policies it purchases. These methodologies include the use of large deductible programs and self-insured retentions with stop loss limits. Errors and omissions liability, directors and officers liability, fiduciary liability, cybersecurity, employment practices liability and crime insurance are all claims made coverages and utilize self-insured retentions subject to an annual aggregate limit. These self-insured retentions range from $10,000 to $2,500,000 per claim. The Company retains the services of an insurance broker to assess current risk and exposure levels as a standalone entity. The appropriate types and levels of coverage were determined by the Company, and the Company had active policies providing the desired level of coverage deemed necessary by the Company.

Health insurance and employee benefits are subject to the participant’s deductible amounts with amounts exceeding the deductibles self-insured by the Company. The Company uses historical claim data and loss trends to project incurred losses and record loss reserves. Other factors utilized in determining loss reserves include, but are not limited to, the amount and timing of historical payments, severity of individual claims, jurisdictional considerations, the anticipated future volume of claims, the life span of various types of claims and input from the Company’s legal representatives responsible for the defense of these claims. The ultimate value of casualty claims (primarily general liability) and professional liability (primarily errors and omissions) claims may take several years before becoming known.

Stock-Based Compensation

Stock-Based Compensation

Prior to the Transactions

The Company’s awards were granted in the form of Units via the Polaris Agreement.

Stock-based compensation is measured at the grant date based on the fair value of the award and is recognized as compensation expense, net of forfeitures, over the applicable requisite service period of the stock award using the straight-line method for awards with only service conditions and using the graded-vesting method for awards with performance conditions. The fair value of the awards is remeasured at each reporting period. The Units are classified as liabilities and their fair value is remeasured at each reporting period.

We determine the fair value of our awards based on (i) the customized payout structure of the subject Units, (ii) liquidity timing, and (iii) vesting hurdles, as applicable, based on the output of Monte Carlo simulations. The simulation was based on a risk neutral framework which is a common technique for valuing financial derivatives that possess optionality.

Changes in the assumptions made on (i) liquidity dates, (ii) volatility, (iii) discount rates and (iv) the risk-free rate can materially affect the estimate of fair value and ultimately how much stock-based compensation expense is recognized. The Company has historically been a private company and lacked company-specific historical and implied volatility information. Therefore, it estimated its expected stock volatility based on the historical volatility of a publicly traded set of peer companies. The risk-free interest rate is based on US Treasury constant maturity yields commensurate with the remaining term for each liquidity date assumption. These inputs are subjective and generally require significant analysis and judgment to develop.

After the consummation of the Transactions

The Company’s awards are granted via the 2020 Omnibus Incentive Plan in the form of Employee RS and Director RSUs.

Stock-based compensation is measured at the grant date based on the fair value of the award and is recognized as compensation expense for Employee RS, net of forfeitures, over the applicable requisite service period of the stock award using the straight-line method for awards with only service conditions and using the graded-vesting method for awards with performance conditions. The compensation expense for Director RSUs is recognized in the same period(s) and in the same manner as if the Company had paid cash in exchange for the goods or services instead of a share-based award.

We determine the fair value of the awards with time based vesting using the value on our common stock on the date of the grant.

See Note 15 Stock-Based Compensation for further information.

Private Placement Warrants and Unvested Founder Shares

Private Placement Warrants and Unvested Founder Shares

The Company classifies the Private Placement Warrants and unvested founder shares as a liability on its consolidated balance sheets as these instruments are precluded from being indexed to our own stock given the terms allow for a settlement adjustment that does not meet the scope of the fixed-for-fixed exception in ASC 815.

The Private Placement Warrants and unvested founder shares were initially recorded at fair value on the date of consummation of the Transactions and are subsequently adjusted to fair value at each subsequent reporting date. Changes in the fair value of these instruments are recognized within the change in fair value of Private Placement Warrants and unvested founder shares in the consolidated statements of (loss) income and comprehensive (loss) income. The fair value of the unvested founder shares and unvested Private Placement Warrants is obtained using a Monte Carlo model and the fair value of the remaining Private Placement Warrants using a Black Scholes model, together referenced as the "option pricing" model. The Company will continue to adjust the liability for changes in fair value for the founder shares until the earlier of the re-vesting or forfeiture of these instruments. The Company will continue to adjust the liability for changes in fair value for the Private Placement Warrants until the warrant is equity classified.

We determine the fair value of the Private Placement Warrants and unvested founder shares using an option pricing model while taking into consideration (i) the price of the Company’s Class A common stock, (ii) transfer restrictions, and (iii) vesting hurdles, as applicable. The simulation was based on a risk neutral framework which is a common technique for valuing financial derivatives that possess optionality.

Certain assumptions used in the model are subjective and require significant management judgment, and include the (i) the risk-free rate, (ii) volatility, and (iii) the discount for lack of marketability. Changes in these assumptions can materially affect the estimate of the fair value of these instruments and ultimately other income and expenses. The Company has historically been a private company and lacked sufficient company-specific historical and implied volatility information. Therefore, it estimated its expected stock volatility based on the implied volatility of our publicly traded financial instruments and the historical volatility of a publicly traded set of peer companies. The risk-free interest rate is based on the 5 year U.S. Treasury constant maturity yields. The discount for lack of marketability for privately held securities is based on the average rate protective put method that estimates the discount based on the average price over the restriction period rather than based on the final price.

Customer Concentration

Customer Concentration

Two customers individually accounted for 35% and 20% of revenues during each of the years ended December 31, 2020 and December 31, 2019. During the year ended December 31, 2018, two customers individually accounted for 30% and 20% of revenues. The loss of the business of one or more of the Company’s larger customers could have a material adverse effect on the Company’s results of operations.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, which include cash and accounts receivable, approximate their fair values due to their short maturities.

The fair value of long-term debt is based on interest rates currently available for instruments with similar terms. The fair value of the Private Placement Warrants and unvested founder shares described in Note 10 Private Placement Warrants and Unvested Founder Shares is based on the price of the Company’s Class A common stock while taking in consideration restrictions and vesting conditions, as applicable.

See Note 11 Fair Value Measurements for additional details.

Income Taxes

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred income tax assets are recognized for deductible temporary differences, net operating loss carry forwards and tax credit carry forwards if it is more likely than not that the tax benefits will be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

The Company evaluates all factors on a regular basis to determine the amount of deferred income tax assets to recognize in the financial statements, including its recent earnings history, current and projected future taxable income, the number of years its net operating loss and tax credits can be carried forward, the existence of taxable temporary differences and available tax planning strategies.

Loss and Earnings per Common Share

Loss and Earnings per Common Share

The Company calculates EPS based on the weighted average number of common shares outstanding for the period.

Diluted EPS includes the potential dilution of common stock equivalent shares that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Such potential common shares include options, unvested RSUs, and warrants.

In periods when the Company records net loss, potential common shares are excluded in the computation of diluted EPS because their inclusion would be anti-dilutive.

See Note 17 Basic and Diluted Loss and Earnings Per Share for additional information